UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2005

                         GLOBAL REALTY DEVELOPMENT CORP.
                         -------------------------------
                (Exact name of registrant as specified in charter)


            Delaware                  000-32467        13-4105842
            --------                  ---------        ----------
      (State or other jurisdiction   (Commission     (IRS Employer
              of incorporation)      File Number)  Identification No.)


      11555 Heron Bay Boulevard, Suite 200 Coral Springs Florida     33076
      ----------------------------------------------------------     -----
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (954) 603-0522


           Australian Agriculture And Property Development Corporation
           -----------------------------------------------------------
          (Former name of former address, if changed since last report)

                                   Copies to:
                             Richard Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item  1.01  Entry  Into  a  Material  Definitive  Agreement.

     On August 20, 2005, Global Realty Development Corp. (formerly known as Australian Agriculture and Property Development Corporation) (the "Company") entered into an Agreement of Settlement (the "Agreement of Settlement") by and between, Atlantic Wine Agencies, Inc., a Florida corporation ("Atlantic"), Dominion Wines Ltd, ACN 087183739, an Australian corporation ("Wines"), and Dominion Estates Pty Ltd, ACN 072221375, an Australian corporation ("Estates"; Estates and Wines are hereinafter collectively referred to as the "Estates Group"). Pursuant to Agreement of Settlement Atlantic, Wines and Estates agreed that it would be in the best interests of each of Atlantic, Wines and Estates, and their respective stockholders to unwind the share exchange transaction that the parties had previously consummated in accordance with the certain Share Exchange Agreement effective as of September 4, 2004 by and among Atlantic, Estates and Wines pursuant to which Atlantic had acquired all of the issued and outstanding shares of Estates and Wines.

     For its part, the Company agreed to the following pursuant to and in connection with the Agreement of Settlement:

     - To issue a convertible secured subordinated promissory note to Sapphire Developments Limited, a creditor of Atlantic, in the principal amount of AUD$3,200,000 (the "Sapphire Note"). The Sapphire Note bears interest at a rate of 1% per annum, requires monthly payments of principal and interest commencing on September 20, 2005 and shall be due and payable in full on August 20, 2006. In addition, the Sapphire Note is convertible into shares of the Company, at any date commencing no less than ninety (90) days from the date of the note through the date of maturity at the average closing bid price as recorded on www.otcbb.com for the 10 business days immediately preceding the election of conversion. Finally, the Sapphire Note is to be secured by shares of common stock of the Company, which shares are to be provided by either the Company or its designee within 90 days from the date of the Sapphire Note, with the number of shares being posted to be determined by dividing the principal amount of the Sapphire Note then outstanding by the average closing bid price of the Company's common stock for the twenty (20) days preceding the date that such shares are delivered; and

     - To accept a novation of a note owed by Mount Estates Pty Ltd, a wholly-owned subsidiary of Atlantic, and in connection therewith, to issue a new note to Estates in the principal amount of AUD$465,000 (the "Estates Note").

     In addition to the foregoing, simultaneously with the execution of the Agreement of Settlement, the Company entered into Term Sheets with Estates and Wines pursuant to which the Company intends to acquire each of Estates and Wines.

     The anticipated purchase price for Estates is AUD$9,100,000 (approximately US $6,881,500), which is to be paid as follows:

     - At the closing of the Transaction, the Company shall issue 1,638,000 shares of the Company's common stock, for $2.00 per share, totaling AUD$4,335,000 (approximately US $3,276,000).

     - Prior to the closing of the transaction, the Company shall have issued the Estates Note for AUD$465,000 (approximately US $351,600); and

     - At or prior to the closing, the Company shall assume the debt owed by Estates to Commonwealth Bank of Australia in the approximate amount of AUD$4,300,000 (approximately US $3,300,000).

     In addition, the anticipated purchase price for Wines is AUD$9,000,000 (approximately US $6,806,000), which is to be paid as follows:

     - At the closing of the Transaction, the Company shall issue 2,191,500 shares of the Company's common stock, for $2.00 per share, totaling AUD$5,800,000 (approximately US $4,383,000); and

     - Prior to the closing of the transaction, the Company shall have issued the Sapphire Note for AUD$3,200,000 (approximately US $ 2,400,000).

     A1 Financial Planners Pty Ltd, a company owned and controlled by Peter Voss and which is a principal shareholder of both the Company, on the one hand, and Estates and Wines, on the other hand, has agreed to pledge to the Company 1,832,500 shares of the Company's stock, at $2.00 per share, as security for the Company's obligations under the Sapphire Note and the Estates Note AUD$3,665,000 (approximately US $2,820,000). Such shares shall be released by the Company to A1 Financial Planners upon completion of the Company's acquisition of Estates and Wines.

     The closing of each of the acquisitions of Estates and Wines is conditioned, among other things, upon the satisfactory completion by the Company of its legal, accounting, tax and technical due diligence and the approval of the transaction by the respective boards of directors of the Company and each of the sellers. In addition, the obligations of the Company and each of the sellers to consummate the transaction shall be subject to customary closing conditions, including, but not limited to, the accuracy of representations and warranties.

     Wines consists of a fully operational, state-of-the-art winery situated on approximately 110 acres of property, which includes 24.1 acres of premium grade chardonnay wine grapes. The winery currently has a processing capacity of approximately 7,500 tonnes equating to approximately 525,000 cases of wine. Since 1999, Wines has been producing its own line of vintage reds and whites under its proprietary labels: Vinus and Alexander Park. In addition, the winery provides contract wine making services to numerous Australian wine companies, including Southcorp and Casella, two of the most prominent wine makers and marketers in the world.

     The adjoining property, Estates, has a total area of approximately 1,262 acres (or 510.6 hectares), which includes approximately 205 acres of premium wine grape vines. The balance of the property is used for grazing, and houses three homesteads, machinery, wool shearing and hay sheds along with a full complement of plants and equipment to service all the related viticulture and grazing needs. The property is further serviced by major water storage dams totaling approximately 445 mega-liters of water ensuring the property of all its agricultural water needs.

Item  9.01     Financial  Statements  and  Exhibits.

 (a)  Financial  statements  of  business  acquired.

     Not  Applicable

 (b)  Pro  forma  financial  information.

     Not  Applicable

 (c)  Exhibits:

10.1 Agreement of Settlement dated August 20, 2005 by and between, Atlantic Wine Agencies, Inc., Dominion Wines Ltd, ACN 087183739, Dominion Estates Pty Ltd, ACN 072221375, and the Company

10.2 $3,200,000 Principal Amount Convertible Subordinated Secured Promissory Note issued to Sapphire Developments Limited 10.3 $465,000 Promissory Note issued to Dominion Estates Pty Ltd, ACN 072221375

10.4 Novation Agreement by and between the Company, Dominion Estates Pty Ltd and Mount Rozier Estates (Pty) Ltd

     10.5 Security  Agreement  between  the  Company  and  Sapphire Developments
     Limited

10.6 Pledge and Escrow Agreement between the Company and Sapphire Developments Limited

10.7 Pledge and Escrow Agreement between the Company and A1 Financial Planners Pty Ltd

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL  REALTY  DEVELOPMENT  CORP.


Dated:  August  25,  2005                 By:  /s/ Robert  Kohn
                                               ------------------
                                          Name:    Robert  Kohn
                                          Title:   Chief  Financial  Officer